Exhibit 99.1
Execution Version

VERIZON MASTER TRUST

AMENDMENT NO. 3,
dated as of August 30, 2024,
to
MASTER COLLATERAL AGENCY AND INTERCREDITOR AGREEMENT
dated as of May 25, 2021, as amended,

among

VERIZON MASTER TRUST,
as Trust,

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION,
as Master Collateral Agent,

CELLCO PARTNERSHIP D/B/A VERIZON WIRELESS,
as Servicer

and

each Creditor Representative from time to time
party thereto

This AMENDMENT NO. 3, dated as of August 30, 2024 (this “Amendment”), is to the MASTER COLLATERAL AGENCY AND INTERCREDITOR AGREEMENT, originally dated as of May 25, 2021, as amended (the “Master Collateral Agreement”), by and among VERIZON MASTER TRUST, as trust (the “Trust”), U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION (as successor to U.S. Bank National Association), as master collateral agent (the “Master Collateral Agent”), CELLCO PARTNERSHIP D/B/A VERIZON WIRELESS (“Cellco”), as servicer (in such capacity, the “Servicer”), and each Creditor Representative from time to time party thereto (collectively, the “Creditor Representatives”).
W I T N E S S E T H
WHEREAS, the parties to this Amendment desire to amend the Master Collateral Agreement as set forth in Section 2 below;
WHEREAS, Section 10.1(b) of the Master Collateral Agreement permits amendments to the Master Collateral Agreement (including Appendix A) by the Trust and the Master Collateral Agent, when authorized and directed by a Trust Order, without the consent of any Creditor Representatives or Creditors, for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Master Collateral Agreement (including Appendix A) or modifying in any manner the rights of the Creditors or Creditor Representatives under the Master Collateral Agreement (including Appendix A) if (A) the Trust or the Administrator shall have delivered to the Master Collateral Agent and each Creditor Representative an Officer’s Certificate, dated the date of any such action, stating that the Trust or the Administrator, as applicable, reasonably believe that such action will not have a material adverse effect on the interest of any Creditor or (B) the Rating Agency Condition has been satisfied for all Credit Extensions then rated by a Rating Agency;
WHEREAS, (a) the Trust Order referred to in Section 10.1(b) of the Master Collateral Agreement, (b) the Officer’s Certificate referred to in Section 11.1(a) of the Master Collateral Agreement and (c) the Opinion of Counsel referred to in Section 10.3 of the Master Collateral Agreement and Section 11.1(h)(ii) of the Amended and Restated Trust Agreement, originally dated as of May 25, 2021, as amended (the “Trust Agreement”), by and between Verizon ABS II LLC, as depositor, and Wilmington Trust, National Association, as owner trustee (the “Owner Trustee”), are being delivered simultaneously herewith; and
WHEREAS, prior written notice of this Amendment to the Rating Agencies as required by Sections 10.1(b) and 10.1(c) of the Master Collateral Agreement and the definition of “Rating Agency Condition” contained in Appendix A thereto has been delivered to the Rating Agencies by the Administrator on behalf of the Trust.
NOW, THEREFORE, the parties hereto agree as follows:
SECTION 1.   Defined Terms.  Capitalized terms used in this Amendment and not otherwise defined herein are defined in Appendix A to the Master Collateral Agreement.
SECTION 2.    Amendments and Modifications to the Master Collateral Agreement.  As of the Effective Date (as defined below), and subject to the satisfaction of the conditions precedent set forth in Section 4 below, the Master Collateral Agreement is hereby amended by amending and restating the definition of “Monthly Remittance Condition” included in Appendix A to the Master Collateral Agreement in its entirety as follows, with text marked in underline indicating additions and with text marked in ~~strikethrough~~ indicating deletions, in each case, to the definition of “Monthly Remittance Condition”:
“Monthly Remittance Condition” means the satisfaction of the following conditions:
(i)	Verizon Communications’ long-term unsecured debt is rated equal to or higher than ~~“A”~~ “BBB” by S&P, ~~“A”~~ “BBB” by Fitch and “Baa2” by Moody’s,
(ii)	Verizon Communications guarantees certain payment obligations of Cellco, as Servicer, as provided in the Parent Support Agreement, and
(iii)	no Servicer Termination Event has occurred.
SECTION 3.  Reference to and Effect on the Master Collateral Agreement.
(a)            Beginning on August 30, 2024 (the “Effective Date”) (i) the Master Collateral Agreement shall be and be deemed to be, modified and amended in accordance herewith and this Amendment shall form a part of the terms and conditions of the Master Collateral Agreement for any and all purposes and every Creditor, heretofore or hereafter authenticated and delivered under the Master Collateral Agreement and each applicable Trust Financing Agreement shall be bound hereby and thereby, (ii) each reference in the Master Collateral Agreement to “this Agreement”, “hereof”, “hereunder” or words of like import referring to the Master Collateral Agreement shall mean and be a reference to the Master Collateral Agreement, as amended by this Amendment and (iii) each reference to the Master Collateral Agreement contained in any other Transaction Document, Series Related Document or Trust Financing Agreement and any financing statement filed in connection therewith shall mean and be a reference to the Master Collateral Agreement, as amended by this Amendment.
(b)            The Master Collateral Agreement (except as specifically amended herein) shall remain in full force and effect and the Master Collateral Agreement is hereby ratified and confirmed in all respects by each of the applicable parties hereto.
SECTION 4.  Conditions Precedent.  This Amendment shall become effective as of the Effective Date upon (i) receipt by the parties hereto of this Amendment duly executed by the parties hereto and (ii) the satisfaction of the Rating Agency Condition with respect to this Amendment, as required by Section 10.1(b) of the Master Collateral Agreement.
SECTION 5.  Certain Representations and Warranties.
(a)            The Trust hereby represents and warrants to the other parties hereto as of the date hereof that:
(i)	the representations and warranties made by it in the Master Collateral Agreement are true and correct in all material respects both on and as of the date hereof and immediately after giving effect to this Amendment and the transactions contemplated hereby (except to the extent such representations and warranties relate solely to an earlier date and then are true and correct as of such earlier date);
(ii)
the execution, delivery and performance by it of this Amendment are within its organizational powers, have been duly authorized by all necessary action, and do not contravene (1) its organizational documents, (2) any Law applicable to it, (3) any contractual restriction binding on or affecting it or its property or (4) any order, writ, judgment, award, injunction or decree binding on or affecting it or its property; and

(iii)
this Amendment, assuming this Amendment has been duly executed by each other party hereto, constitutes the legal, valid and binding obligation of such party, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, receivership, conservatorship or other similar laws affecting creditors’ rights generally and, if applicable, the rights of creditors from time to time in effect or by general principles of equity.

(b)            The Trust hereby represents and warrants to the other parties hereto as of the date hereof that no Potential Default, Event of Default, Potential Amortization Event, Amortization Event, Potential Servicer Termination Event or Servicer Termination Event exists or shall occur as a result of this Amendment or the transactions contemplated hereby.
SECTION 6.  Governing Law.  THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF).
SECTION 7.  Submission to Jurisdiction.   Each party submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State Court sitting in New York, New York for legal proceedings relating to this Amendment.  Each party irrevocably waives, to the fullest extent permitted by Law, any objection that it may now or in the future have to the venue of a proceeding brought in such a court and any claim that the proceeding was brought in an inconvenient forum.
SECTION 8.  Waiver of Jury Trial.   TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF, OR IN CONNECTION WITH, THIS AMENDMENT OR ANY MATTER ARISING THEREUNDER WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.
SECTION 9.  Severability.  If a part of this Amendment is held invalid, illegal or unenforceable, then it will be deemed severable from the remaining Amendment and will not affect the validity, legality or enforceability of the remaining Amendment.

SECTION 10.  Headings.  The headings in this Amendment are included for convenience and will not affect the meaning or interpretation of this Amendment.
SECTION 11.  Counterparts.  This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.  Executed counterparts may be delivered electronically.
SECTION 12.  Direction to Owner Trustee.  Pursuant to and in accordance with Section 5.6 of the Trust Agreement, Cellco, in its capacity as Administrator, hereby authorizes and directs the Owner Trustee to execute and deliver this Amendment as Owner Trustee on behalf of the Trust.  The Administrator hereby certifies and confirms that (a) it has reviewed and approved of this Amendment and the amendments to the Master Collateral Agreement; (b) this direction and such action by the Owner Trustee pursuant to this direction are not contrary to any obligation of the Trust or the Owner Trustee under, and are consistent with, permitted by and in compliance with the Trust Agreement, and all of the other relevant documents contemplated by the Trust Agreement; (c) the Owner Trustee shall not be liable for the action taken by it in accordance with this Amendment; (d) all conditions precedent necessary for the effectiveness of this Amendment contained in the Trust Agreement and the Master Collateral Agreement have been duly satisfied or waived; and (e) the Owner Trustee’s actions in accordance with this Amendment are covered by Section 7.2(a) of the Trust Agreement.
SECTION 13.  Electronic Signatures. Each party agrees that this Amendment and any other documents to be delivered in connection herewith may be electronically signed, and that any electronic signatures appearing on this Amendment or such other documents are the same as handwritten signatures for the purposes of validity, enforceability, and admissibility.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the day and year first written above.
VERIZON MASTER TRUST

By:  WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Owner Trustee on behalf of the Trust

By:   /s/ Jacob Stapleford
Name:  Jacob Stapleford
Title:    Assistant Vice President

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION,
not in its individual capacity, but solely
as Master Collateral Agent

By:   /s/ Matthew M. Smith
Name: Matthew M. Smith
Title: Vice President

Solely with respect to Section 12:

CELLCO PARTNERSHIP d/b/a VERIZON WIRELESS,
as Administrator

By:   /s/ Kee Chan Sin
Name:   Kee Chan Sin
Title:       Vice President and Assistant Treasurer